Fourth Quarter 2011 Results

January 24, 2012

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends; (2) expectations on loan growth; (3) expectations on deposit trends; (4) expectations on cost savings from our efficiency and expense management initiatives; (5) expectations or changes in our deposit mix and the impact on our cost of funding and net interest margin; (6) our expected future impact of DTA valuation allowance; (7) expected annual impact from regulatory reform on fee income; (8) expectations on future profitability; and (9) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K/A for the year ended December 31, 2010 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

SYNOVUS

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; non-interest income excluding net investment securities gains (losses), net sequential quarter loan growth (decline), core deposits; net interest margin excluding negative impact of non-performing loans; core expenses; the ratio of pre-tax, pre-credit costs income to risk weighted assets; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are income (loss) before income taxes; non-interest income, sequential quarter total loan growth (decline), total deposits; net interest margin; total non-interest expense; the ratio of net income (loss) to average total assets; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity to tangible assets ratio is used by management to assess the strength of our capital position. Non-interest income excluding net investment securities gains (losses) is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and (losses). Net sequential quarter loan growth (decline) is a measure used by management to evaluate organic loan growth. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the negative impact of non-performing loans is a measure used by management to evaluate the net interest margin excluding the adverse impact of non-performing loans and interest charge-offs. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/expenses such as restructuring charges. Core expenses is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Financial Results Summary

(dollars in millions)



Earnings Trend
$0
($180.0)
($93.7)
($53.5)
$15.7
$12.8
4Q10
1Q11
2Q11
3Q11
4Q11
Net income (loss)
Diluted EPS
($0.229)
($0.119)
($0.068)
$0.017
$0.014

4Q11 Highlights

- Net income available to common shareholders was $12.8 million compared to net income of $15.7 million in 3Q11 and a net loss of $180.0 million in 4Q10
- Net income per diluted common share of $0.014 compared to net income of $0.017 in 3Q11 and a net loss of $0.229 in 4Q10
- Total credit costs*were $90.5 million, down $52.0 million or 36.5% from 3Q11 and down $191.2 million or 67.9% from 4Q10
- 4Q11 net interest margin was 3.52%, up 5 bps from 3Q11 and up 15 bps from 4Q10
- 4Q11 earnings include net investment securities gains of $10.3 million (compared to $62.9 million in 3Q11) as well as a $5.9 million charge related to Synovus' indemnification obligation as a member of the Visa USA network

* Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

SYNOVUS

Financial Results Summary, continued

(dollars in millions)


Total Credit Costs(1)
down $ 52.0 million or 36.5% from 3Q11
down $191.2 million or 67.9% from 4Q10
$281.7
$177.1
$157.9
$142.5
$90.5
4Q10
1Q11
2Q11
3Q11
4Q11


Net Charge-offs
down $ 24.8 million or 18.0% from 3Q11
down $271.7 million or 70.5% from 4Q10
$385.2
$166.9
$167.2
$138.3
$113.5
4Q10
1Q11
2Q11
3Q11
4Q11

Credit metrics continue to improve

- Credit costs declined for tenth consecutive quarter
- Net charge-offs were $113.5 million (2.26%(2)) compared to $138.3 million (2.72%(2)) in 3Q11 and $385.2 million (6.93%(2)) in 4Q10

(1) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

(2) Annualized

Financial Results Summary, continued

(dollars in millions)

NPL Inflows


down $ 32.8 million or 14.8% from 3Q11
down $105.7 million or 35.8% from 4Q10
$294.9
$306.5
$231.1
$222.0
$189.2
4Q10
1Q11
2Q11
3Q11
4Q11

Potential Problem Commercial Loans*


down $162.3 million or 17.2% from 3Q11
down $1.09 billion or 58.3% from peak in 3Q10
$1,435.6
$1,283.4
$1,198.9
$941.9
$779.6
4Q10
1Q11
2Q11
3Q11
4Q11

Credit metrics continue to improve

- NPAs ended quarter at $1.12 billion, a $47.0 million decrease from 3Q11 and a $162.9 million decrease from 4Q10
- Total delinquencies (loans past due 30 days or more and still accruing) ended the quarter at 0.74% down from 0.99% the previous quarter
  - Past dues over 90 days ended the quarter at 0.07%, down from 0.13% the previous quarter

*Consisting of substandard accruing loans but excluding loans 90 days past due and still accruing interest and substandard accruing TDRs which are reported separately

SYNOVUS

Financial Results Summary, continued

Stabilization of loan balances

- Net sequential quarter loan growth[1] of approximately $167 million during 4Q11 compared to net sequential quarter loan decline[1] of approximately $132 million in 3Q11
- New loan fundings up approximately $70 million or 9% annualized from 3Q11
- Total loans ended the quarter at $20.08 billion, a $22.3 million decline from 3Q11 as compared to a $402.7 million decline in previous quarter
- Continued positive momentum in loan pipeline contributed to the stabilization of loan balances

Continued improvement in deposit mix

- Core deposits[1] decreased $323.2 million or 6.1% annualized for the quarter reflecting the impact of planned reductions time deposits
- Non-interest bearing deposits grew $117.5 million or 8.9% annualized linked quarter and grew $1.07 billion or 24.9% from a year ago
- Number of non-interest bearing deposit accounts grew 1,458 or 1.7% annualized for 4Q11 and 7,240 or 2.1% in 2011

(1) Non-GAAP financial measure; see appendix

SYNOVUS

Financial Results Summary, continued

Expense Management

- Realized $95.3 million or 11.7% reduction in core expenses* for the year
- Headcount decreased 885 or 14.5% since December 2010
- Achieved substantial progress in aligning operating cost structure with the current size of the organization
- Will continue targeted efforts to identify additional efficiencies while retaining a structure that supports growth



Core Expenses*
(in millions)
$812.7
$272.0
$122.1
$418.6
↓11.7%
$717.4
$232.2
$114.0
$371.2
2010
2011
Employment Expenses
Occupancy & Equipment
Other

*Excluding gain/loss on curtailment of post-retirement defined benefit plan, Visa indemnification charge, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix

SYNOVUS

Financial Results

Earnings Summary

(dollars in thousands, except per share data)

Income Statement Data	4Q11	3Q11	4Q11 vs 3Q11 % change
Net interest income	$227,156	$228,603	(0.6%)
Non-interest income excluding investment securities gains, net[1]	63,133	70,519	(10.5)
Investment securities gains, net	10,337	62,873	(83.6)
Non-interest expense, excluding credit costs, restructuring charges, and Visa indemnification charge	176,539	179,754	(1.8)
Restructuring charges	639	2,587	(75.3)
Credit costs[2]	90,527	142,536	(36.5)
Visa indemnification charge	5,942	-	nm
Income tax expense (benefit)	(378)	6,910	nm
Net income	27,357	30,208	(9.4)
Dividends and accretion of discount on preferred stock	14,578	14,541	-
Net income available to common shareholders	$12,779	$15,667	(18.4)
Net income per diluted common share	$0.014	$0.017	(17.6)
Average diluted common shares outstanding	911,253	911,247	-

nm - not meaningful

- Average diluted common shares include impact of tMEDS (approximately 123 million shares) due to net profit

(1) Non-GAAP financial measure; see appendix

(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

SYNOVUS

Loans Outstanding

(dollars in billions)

- In 4Q11, achieved sequential quarter loan growth in C&I loans of $128.7 million or 5.8% annualized and retail loans of $23.2 million or 2.4% annualized

% of total loans	4Q10	4Q11
C&I	42.9%	44.5%
CRE	38.8%	36.2%
Retail	18.3%	19.3%



$21.59
$3.95
$8.38
$9.26
$21.00
$3.88
$8.06
$9.06
$20.50
$3.87
$7.77
$8.86
$20.10
$3.85
$7.44
$8.81
$20.08
$3.87
$7.27
$8.94
4Q10
1Q11
2Q11
3Q11
4Q11
C&I
CRE
Retail

(in millions)

	4Q10	1Q11	2Q11	3Q11	4Q11
Sequential quarter loan decline:	*($995.3)*	*($588.3)*	*($492.6)*	*($402.7)*	*($22.3)*
Net sequential quarter loan (decline) growth[1]:	*($105.8)*	*($238.0)*	*($167.6)*	*($132.1)*	*$166.8*

[1] Non-GAAP financial measure; see appendix

Deposits

- Continuing to shift deposit mix from brokered and time deposits to lower-cost core deposits[1]
  - Brokered deposits declined as planned ($374.5 million)
  - Core deposits[2] decreased $323.2 million or 6.1% annualized from 3Q11 driven by planned reductions in time deposits
- Non-interest bearing deposits grew $1.07 billion or 24.9% year-over-year and $117.5 million or 8.9% linked quarter and now represent 26.0% of total core deposits[2]

Total Core Deposits[2]

4Q11
$20.63 billion



21%
1%
20%
26%
32%

- Time[3]
- Shared
- NOW/Savings
- Non-interest Bearing
- Money Market

3Q11
$20.95 billion



23%
1%
19%
25%
32%

(1) Lower-cost core deposits consist of core deposits excluding time deposits; Non-GAAP financial measure; see appendix
(2) Core deposits consist of total deposits less brokered deposits; Non-GAAP financial measure; see appendix
(3) Excludes Shared Deposits

Deposit Mix Improvement Drives Decrease in Core Deposits Cost


Core Deposits(1) Cost (2)
130 bps
98 bps
65 bps
33 bps
0 bps
122 bps
111 bps
102 bps
95 bps
82 bps
72 bps
67 bps
62 bps
53 bps
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
4Q11 53 bps
4Q10 82 bps
29 b.p.s
improvement

(1) Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix
(2) Cost of core deposits including non-interest bearing deposits

SYNOVUS

Net Interest Margin

4Q11 vs. 3Q11 Key Margin Drivers

- Net interest margin of 3.52% up 5 b.p.s
- 10 basis point decline in effective cost of funds
  - Continued improvement in deposit mix
  - Downward repricing of maturing core time deposits
  - Reductions in core money market rates
- 5 basis point decline in earning asset yield
  - Decrease driven by downward repricing of maturing fixed-rate assets and full impact of third quarter bond portfolio repositioning
  - Yield benefit from reduction of low yielding balances held at Federal Reserve

Net Interest Income



(in millions)
$242.0
$237.4
$231.0
$228.6
$227.2
4Q10
1Q11
2Q11
3Q11
4Q11

Net Interest Margin Trend



3.69%
3.76%
3.76%
3.70%
3.74%
32 b.p.s
22 b.p.s
3.37%
3.52%
3.51%
3.47%
3.52%
4Q10
1Q11
2Q11
3Q11
4Q11
Actual
Excluding negative impact of non-performing loans*

* Non-GAAP financial measure; see appendix

Core Expenses*

(dollars in millions)


$199.2
$30.0
$65.2
$104.0
$205.1
$30.6
$70.6
$103.9
$203.7
$31.3
$66.5
$105.9
$204.7
$30.2
$69.8
$104.7
$179.6
$29.8
$56.7
$93.1
$181.4
$28.9
$60.8
$91.7
$179.7
$28.0
$58.5
$93.2
$176.5
$27.3
$56.1
$93.1
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Employment Expenses
Other
Occupancy & Equipment

Headcount:	6,396	6,388	6,257	6,109	5,518	5,400	5,285	5,224

- Achieved $95.3 million or 11.7% reduction in core expenses* for the year

*Excluding gain/loss on curtailment of post-retirement defined benefit plan, Visa indemnification charge, restructuring charges, and credit costs
Non-GAAP financial measure; see appendix

Pre-tax, Pre-credit Costs Income(1)

(dollars in millions)


$117.4
$120.5
$117.0
$119.4
$113.8
4Q10
1Q11
2Q11
3Q11
4Q11

4Q11 vs. 3Q11 Key Drivers
(in millions)
- -net interest income ↓$1.4
- -non-interest income (2) ↓ 7.4
  - -~$4.4 million of the decline due to implementation of Durbin Amendment effective 10/1/2011
- -core expenses(1) ↓$3.2

	4Q10	1Q11	2Q11	3Q11	4Q11
(Loss) income from continuing operations before income taxes	(160)	(79)	(44)	37	27
Add: Provision for losses on loans	252	142	120	102	54
Add: Other credit costs(3)	30	35	38	40	36
Subtract: Gain on curtailment of post-retirement defined benefit plan	(7)	–	–	–	–
Add: Restructuring charges	2	24	3	3	1
Add: Visa indemnification charge	–	–	–	–	6
Subtract: Investment securities (gains), net	–	(1)	–	(63)	(10)
Pre-tax, pre-credit costs income	**117**	**121**	**117**	**119**	**114**
Pre-tax, pre-credit costs income/risk-weighted assets	**2.1**	**2.2**	**2.2**	**2.2**	**2.1**(4)

(1) Non-GAAP financial measure; see appendix
(2) Excluding investment securities gains, net
(3) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(4) Preliminary

SYNOVUS

Capital Ratios

	4Q10	1Q11	2Q11	3Q11	4Q11
Tier 1 capital ratio	12.79	12.78	12.84	12.97	12.94 (2)
Tier 1 common equity ratio	8.63	8.47	8.41	8.50	8.49 (2)
Total risk-based capital ratio	16.45	16.32	16.40	16.53	16.50 (2)
Tangible common equity/tangible assets ratio (1)*	6.73	6.66	6.63	6.56	6.81
Tier 1 leverage ratio	9.44	9.58	9.70	9.87	10.08 (2)

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
(2) Preliminary
*Non-GAAP financial measure; see appendix

Credit Update

SYNOVUS

Credit metrics continue to improve

(dollars in millions)

Total Credit Costs


$428
$41
$395
$54
$353
$54
$301
$62
$282
$30
Down 68% from 4Q10
Down 36% from 3Q11
$177
$35
$158
$38
$143
$41
$91
$36
$387 $341 $299 $239 $252 $142 $120 $102 $55
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
ORE / HFS Expense
Provision Expense

Allowance for Loan Losses


3.72% $944
3.97% $969
3.58% $835
3.70% $836
3.26% $704
3.23% $678
3.08% $631
2.96% $595
2.67% $536
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

Net Charge-offs


5.58% $362
5.05% $316
7.21% $433
4.12% $237
6.93% $385
Down 71% from 4Q10
Down 18% from 3Q11
3.12% $167
3.22% $167
2.72% $138
2.26% $113
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

Past Due Trends


Down 26% from 3Q11
1.03% $262
1.21% $295
1.06% $247
1.12% $254
0.82% $177
0.96% $202
0.97% $200
0.99% $200
0.74% $149
0.08% 0.15% 0.09% 0.11% 0.08% 0.05% 0.11% 0.13% 0.07%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Total Past Dues
Past Dues > 90 Days

SYNOVUS

Non-performing Assets

(dollars in millions)

- New non-performing loan inflows at lower levels
  - Residential and land inflows continue quarterly improvement
  - Investment property inflows remain at lower levels
- Non-performing assets continue to decline at a steady pace
  - NPLs down 43% from peak in 4Q09, and relatively flat from last quarter
  - NPAs down 39% from peak in 1Q10, now at 5.50%
- Total write-down and Allowance on NPA book is 43%
  - NPLs are written down or reserved for by 34%
  - ORE and HFS are written down or reserved for by 62%

Non-performing Asset Trends



$1,831 $1,843 $1,573 $1,556 $1,281 $1,275 $1,219 $1,164 $1,117
$275 $300 $263 $262 $389 $380 $334 $292 $234
$1,556 6.13%
$1,543 6.32%
$1,310 5.61%
$1,294 5.73%
$892 4.13%
$895 4.27%
$885 4.32%
$872 4.34%
$883 4.40%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Non-performing Loans
ORE / HFS

New NPL Inflow Trends



$661 $531 $339 $422 $295 $307 $231 $222 $189
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

New NPL Inflows by Portfolio Type

	4Q10	1Q11	2Q11	3Q11	4Q11
Investment properties	51	80	27	32	19
Residential properties / Land-related	141	119	110	93	67
Commercial and industrial	75	76	64	74	77
Retail	28	32	30	23	26
Total	**295**	**307**	**231**	**222**	**189**

SYNOVUS

Asset Disposition Trends

(dollars in millions)



$331
$271
$206
$172
$573
$192
$195
$169
$147
51%
43%
34%
39%
46%
45%
45%
37%
39%
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Book Balance of Dispositions
Realization Rate as % Unpaid Principal Balance at Default

SYNOVUS

Potential Problem Commercial Loans*

(dollars in millions)


Down 58% from peak in 3Q10
Down 17% from 3Q11
$1,320
$1,443
$1,709
$1,871
$1,436
$1,283
$1,199
$942
$780
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

*Consisting of substandard accruing loans but excluding loans 90 days past due and still accruing interest and substandard accruing TDRs which are reported separately

SYNOVUS

Troubled Debt Restructurings

(dollars in millions)

Total Accruing TDRs: $668 million as of 12/31/11


Pass
13%
Special Mention
33%
Substandard
54%

Total TDR Trends


$612
$350
$262
$646
$410
$236
$572
$464
$108
$652
$545
$107
$693
$552
$141
$811
$640
$171
$863
$668
$214
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Non-accruing TDRs
Accruing TDRs

- 68% of accruing TDRs are not Residential or Land-related
- 46% of accruing TDRs are rated better than Substandard, up from 39% in 3Q11
- Over 98% of accruing TDRs are paid current
- Any concession to customers experiencing financial difficulty results in a TDR classification

*On July 1, 2011, Synovus adopted the provisions of ASU 2011-02, *A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring*. As required, Synovus has applied the provisions of this ASU retrospectively to all modifications and restructurings that have occurred since January 1, 2011.

Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $4.6 billion
as of 12/31/11


Other Investment Property
10%
Multi-Family
17%
Warehouses
11%
Commercial Development
6%
Hotels
17%
Shopping Centers
22%
Office Buildings
17%

Investment Property Portfolio as of 12/31/11

	Outstanding Balance	New NPL Inflows	NPL Ratio	30+ DPD Ratio	4Q11 Net Charge-offs*
Multi-family	$786	2	1.00%	0.04	0.46
Hotels	791	6	0.81	0	0.22
Office Buildings	776	1	1.17	0.40	1.63
Shopping Centers	979	2	1.90	0.44	1.46
Warehouses	489	5	2.15	0.00	1.24
Other Investment Property	449	3	1.33	0.21	1.66
Commercial Development	287	0	12.97	0.79	2.88
Total Investment Properties	**$4,557**	**$19**	**2.10%**	**0.24**	**1.19**

*Annualized

- NPL inflows decreased 41% from 3Q11, to $19MM
- NPL Ratio improved 23 bps from 3Q11
- Net charge-offs were down to 1.19%, compared to 3.91% in 3Q11
- Past dues improved to 0.24% from 0.51% in 3Q11

SYNOVUS

Residential C&D and Land Acquisition Portfolio

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolios
$5,875
$4,762
$2,821
$1,768
$1,364
Decline of 77% from peak
4Q07
4Q08
4Q09
4Q10
4Q11



Performing Residential C&D and Land as of 12/31/11
Florida 12%
Atlanta 19%
Alabama 16%
Tennessee 2%
South Carolina 18%
Other Georgia 33%

- The Residential C&D and Land Portfolios comprise 46% of total NPAs
- Performing Residential C&D and Land Acquisition Portfolio has decreased by 77% from a peak of $5.9B in 4Q07 to less than $1.4B in 4Q11
  - 4Q07 portfolio represented 22% of performing loans
  - 4Q11 portfolio represents 7% of performing loans

Key Credit Metrics as of 12/31/11

	Outstanding Balance*	Performing Loan Balance	NPL Ratio	30+ DPD Ratio	4Q11 Net Chg-off Ratio**
1-4 Family Construction	$199	174	12.83%	0.19	8.10
Residential Land Dev.	443	329	25.77	2.80	16.42
Land Acquisition	1,095	861	21.39	0.52	2.85
Total Res. C&D & Land	**1,737**	**1,364**	**21.50**	**1.06**	**6.99**
1-4 Family Investment Mortgage	$976	919	5.93%	1.16	2.78

*Includes accruing and non-accruing loans

**Annualized

C&I Portfolio

(dollars in millions)

Diverse Industry Exposure as of 12/31/11


12.0%
8.8%
5.9%
7.4%
6.1%
9.8%
7.8%
9.3%
6.0%
5.3%
4.8%
2.1%
3.0%
2.5%
2.3%
6.9%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
Arts, Entertainment, Rec.
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.
All Other

C&I Portfolio as of 12/31/11

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	4Q11 Net Charge-off Ratio*
Commercial, Financial, & Agricultural	$5,088	3.43%	0.65	1.89
Owner Occupied Real Estate	3,853	2.42	0.56	2.21
Total C&I Loans	**$8,941**	**2.99%**	**0.61**	**2.03**

* Annualized

- Past Due levels are well below 1%
- Commercial, Financial & Agricultural sector experienced net growth over 3Q11
- C&I Portfolio credit fundamentals remain stable

Retail Portfolio

(dollars in millions)

Total Retail Loans: $3.9 billion
as of 12/31/11


Florida
12%
Atlanta
11%
Alabama
18%
Tennessee
7%
South Carolina
15%
Other Georgia
37%

Retail Portfolio as of 12/31/11

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	4Q11 Net Charge-off Ratio*
Home Equity Lines	$1,620	1.52%	0.84	1.91
Consumer Mortgages	1,412	4.04	2.01	1.16
Small Business Loans	300	1.25	1.13	0.81
Credit Cards	273	–	2.05	3.80
Other Retail Loans	274	0.95	1.09	1.05
Total Retail Loans	**$3,879**	**2.27%**	**1.39**	**1.62**

* Annualized

- Net charge-offs declined for the eighth consecutive quarter, to 1.62% in 4Q11
- Other credit metrics within the retail portfolio remained stable

Appendix

SYNOVUS

Deferred Tax Asset and Valuation Allowance

(dollars in millions, except per share data)

	4Q11
Net deferred tax assets before valuation allowance	$815
Valuation allowance	813
Net deferred tax assets after valuation allowance	$2

$1.01* per common share

* Based on 785.3 million shares outstanding at December 31, 2011. Reflects the expectation that approximately $21 million of the valuation allowance will not reverse.

Expected future impact of DTA valuation allowance

- Expect to record minimal to no tax expense when reporting income before taxes as reductions to the DTA valuation allowance will be recognized
- Expect to reverse most of the DTA valuation allowance once we have demonstrated a sustainable return to profitability, perhaps at the point we have significantly improved credit quality and experienced consecutive profitable quarters coupled with a forecast of sufficient continuing profitability
  - It should be noted that the reversal of the DTA valuation allowance is subject to considerable judgment
- Depending upon the level of forecasted taxable income, the degree of risk related to realizing the forecasted taxable income, and estimated risk related to credit quality, the DTA valuation allowance could be reversed as a single event or over a period of time
- Even after the reversal of the DTA valuation allowance under GAAP, which will immediately benefit GAAP capital and the TCE ratio, there would remain limitations on the ability to count the DTA for regulatory capital purposes; i.e., once taxes paid in carryback periods are exhausted, banks must deduct from Tier I capital the greater of (1) the amount by which net DTAs exceed what the Company would expect to realize within one year or (2) the amount by which the net DTAs exceed 10% of Tier I capital

SYNOVUS

Non-interest Income

(dollars in thousands)

	4Q10	3Q11	4Q11	4Q11 vs. 3Q11 % Change	4Q11 vs. 4Q10 % Change
Service charges on deposit accounts	$24,248	20,039	19,175	(4.3%)	(20.9)
Fiduciary and asset management fees	11,039	11,631	10,763	(7.5)	(2.5)
Brokerage revenue	8,750	6,556	6,939	5.8	(20.7)
Mortgage revenue	11,039	7,427	4,847	(34.7)	(56.1)
Bankcard fees	11,431	11,562	7,150	(38.2)	(37.5)
Investment securities (losses) gains, net	(228)	62,873	10,337	(83.6)	nm
Other fee income	4,757	5,423	4,310	(20.5)	(9.4)
Increase (decrease)in fair value of private equity investments, net	1,500	(771)	(177)	nm	nm
Other non-interest income	7,354	8,652	10,126	17.0	37.7
Total non-interest income	**$79,890**	**133,392**	**73,470**	**(44.9%)**	**(8.0)**
Non-interest income, excluding investment securities gains (losses), net	**$80,118**	**70,519**	**63,133**	**(10.5%)**	**(21.2)**

Non-interest Expense

(dollars in thousands)

	4Q10	3Q11	4Q11	4Q11 vs. 3Q11 % Change	4Q11 vs. 4Q10 % Change
Salaries and other personnel expense	$104,744	93,184	93,115	(0.1%)	(11.1)
Net occupancy and equipment expense	30,169	27,981	27,338	(2.3)	(9.4)
FDIC insurance and other regulatory fees	16,686	15,463	13,238	(14.4)	(20.7)
Foreclosed real estate expense	20,793	37,108	31,853	(14.2)	53.2
Other credit costs	8,512	3,103	4,109	32.4	(51.7)
Professional fees	12,154	10,135	10,321	1.8	(15.1)
Data processing expense	12,355	9,024	8,532	(5.5)	(30.9)
Restructuring charges	2,118	2,587	639	(75.3)	(69.8)
Gain on curtailment of post-retirement defined benefit plan	(7,092)	–	–	–	nm
Visa indemnification charge	–	–	5,942	nm	nm
Other operating expenses	28,567	23,967	23,995	0.1	(16.0)
Total non-interest expense	**$229,006**	**222,552**	**219,082**	**(1.6%)**	**(4.3)**
Core Expenses*	**$204,675**	**179,754**	**176,539**	**(1.8%)**	**(13.7)**

* Excluding gain on curtailment of post-retirement defined benefit plan, Visa indemnification charge, restructuring charges and credit costs
Non-GAAP financial measure; see appendix

Special Mention Loans (Criticized)

(dollars in millions)


$2,147
$2,476
$2,313
$2,362
$2,503
$2,528
$2,334
$2,095
$2,089
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

SYNOVUS

New NPL Inflows by Geography

(dollars in millions)

	4Q10	1Q11	2Q11	3Q11	4Q11
Alabama	41	46	18	16	24
Florida	65	52	31	27	47
Georgia (excluding Atlanta)	73	75	95	68	48
Atlanta	49	74	43	40	45
South Carolina	61	46	37	62	20
Tennessee	6	14	7	9	5
Total	**295**	**307**	**231**	**222**	**189**

SYNOVUS

Net Charge-offs by Type

(dollars in millions, percentages annualized)

	2Q11		3Q11		4Q11	
Investment properties	$36.1	2.99%	$46.2	3.91%	$13.7	1.19%
1-4 family properties	33.0	6.92	24.4	5.39	30.5	7.24
Land for future development	21.6	7.33	36.9	12.48	8.0	2.85
Total CRE	**90.7**	**4.58**	**107.5**	**5.57**	**52.2**	**2.81**
Commercial and industrial	58.4	2.62	14.8	0.67	45.5	2.03
Retail	18.1	1.87	16.0	1.64	15.8	1.62
Total net charge-offs	**$167.2**	**3.22%**	**$138.3**	**2.72%**	**$113.5**	**2.26%**

SYNOVUS

Past Dues by Portfolio Type

(dollars in millions)

	30-Days + Past Due 3Q11	30-Days + Past Due 4Q11	Outstanding Balance 4Q11
Investment properties	0.51	0.24	4,557
1-4 family construction	3.05	0.19	199
1-4 family investment mortgage	0.92	1.16	976
Residential development	1.23	2.80	443
Residential properties	1.28	1.49	1,618
Land for future development	0.65	0.52	1,095
Total CRE	**0.71**	**0.56**	**7,270**
Commercial and industrial	1.06	0.61	8,941
Retail	1.38	1.39	3,879
Total*	**0.99**	**0.74**	**20,080**

* Includes unearned income

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions, except per share data)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

	4Q10	1Q11	2Q11	3Q11	4Q11
Total risk-weighted assets	22,749	22,000	21,477	21,372	21,483 (3)
(Loss) income before income taxes	(160)	(79)	(44)	37	27
Add: Provision for losses on loans	252	142	120	102	54
Add: Other credit costs(1)	30	35	38	40	36
Subtract: Gain on curtailment of post-retirement defined benefit plan	(7)	–	–	–	–
Add: Restructuring charges	2	24	3	3	1
Add: Visa indemnification charge	–	–	–	–	6
Subtract: Investment securities gains, net	–	(1)	–	(63)	(10)
Pre-tax, pre-credit costs income	**117**	**121**	**117**	**119**	**114**
Pre-tax, pre-credit costs income(2) / RWA	**2.1**	**2.2**	**2.2**	**2.2**	**2.1** (3)

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	4Q10	1Q11	2Q11	3Q11	4Q11
Total non-interest income	80	64	68	133	73
Subtract: Investment securities gains, net	–	(1)	–	(63)	(10)
Non-interest income excluding investment securities gains (losses), net	**80**	**63**	**68**	**70**	**63**
Sequential quarter decline in total loans	(996)	(588)	(493)	(403)	(22)
Add: Transfers to other loans held for sale	180	73	11	16	4
Add: Foreclosures	84	70	60	58	36
Add: Charge-offs excluding transfers to other loans held for sale and loan sales	160	98	127	88	78
Add: Loan sales	466	109	127	109	71
Net sequential quarter loan growth (decline)	**(106)**	**(238)**	**(168)**	**(132)**	**167**

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	4Q10	1Q11	2Q11	3Q11	4Q11
Total non-interest expense	229	240	222	223	219
Other credit costs (1)	(29)	(36)	(38)	(40)	(36)
Restructuring charges	(2)	(24)	(3)	(3)	(1)
Gain on curtailment of post-retirement defined benefit plan	7	–	–	–	–
Visa indemnification charge	–	–	–	–	(6)
Core expenses	**205**	**180**	**181**	**180**	**176**
Average earning assets (2)	28,660	27,398	26,519	26,231	25,719
Net interest income (taxable equivalent)	242	237	231	229	227
Add: Negative impact of non-performing loans on net interest income (3)	23	15	16	15	14
Net interest income (taxable equivalent) excluding the negative impact of non-performing loans	265	252	247	244	241
Net interest margin	3.37	3.52	3.51	3.47	3.52
Negative impact of non-performing loans	0.32	0.24	0.25	0.23	0.22
Net interest margin excluding negative impact of non-performing loans	**3.69**	**3.76**	**3.76**	**3.70**	**3.74**

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Quarterly average balance
(3) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, and net interest charge-offs on loans recognized during the quarter

Non-GAAP Financial Measures

(dollars in millions)

	4Q10	1Q11	2Q11	3Q11	4Q11
Total deposits	24,500	23,206	22,875	23,109	22,412
Brokered deposits	(3,152)	(2,979)	(2,691)	(2,157)	(1,783)
Core deposits	**21,348**	**20,227**	**20,184**	**20,952**	**20,629**

	4Q10	1Q11	2Q11	3Q11	4Q11
Total assets	30,093	28,678	28,314	28,254	27,163
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(13)	(12)	(11)	(10)	(9)
Tangible assets	30,056	28,642	28,279	28,220	27,130
Total shareholders' equity	2,998	2,883	2,851	2,830	2,827
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(13)	(12)	(11)	(10)	(9)
Cumulative perpetual preferred stock	(937)	(940)	(942)	(945)	(947)
Tangible common equity	2,024	1,907	1,874	1,851	1,847
Tangible common equity to tangible assets ratio	**6.73**	**6.66**	**6.63**	**6.56**	**6.81**